Exhibit 99.1

PANSEND LIFE SCIENCES’ PORTFOLIO COMPANY, R2 DERMATOLOGY, ENTERS INTO EXCLUSIVE CHINA/ASIA-PACIFIC DISTRIBUTION AGREEMENT

- R2 Dermatology Products to be Commercialized and Distributed by Huadong Medicine Company Limited -

New York, New York - June 13, 2019 - HC2 Holdings, Inc. (“HC2”) (NYSE: HCHC), a diversified holding company, announced today that R2 Dermatology, a privately-held portfolio company within HC2’s Pansend Life Sciences (“Pansend”) subsidiary has entered into a strategic partnership agreement with Huadong Medicine Company Limited (“Huadong”) (SZ: 000963). In exchange for an equity investment in R2, Huadong (U.S. dollar equivalent $6 billion market cap) will receive exclusive distribution rights for R2 Dermatology’s products in the China/Asia-Pacific market. R2 Dermatology has developed medical devices for the treatment of aesthetic and medical skin conditions.
“We are excited that R2 has entered into a strategic partnership with Huadong Medicine, one of the leading pharmaceutical companies in China,” said David A. Present, M.D., Founder and General Partner of Pansend.
“We believe Huadong is an ideal strategic partner as we prepare to commercialize our unique and breakthrough skin lightening and skin-tone evening products utilizing ‘cold technology’ in China, and focus on capturing a significant portion of the $20 billion skin lightening products global market,” added Cherine Eldumiati Plumaker, Founder and General Partner of Pansend.
“This agreement with a company such as Huadong is testament to the value of R2, its product lineup and to David and Cherine’s ability to nurture and develop Pansend’s portfolio companies, further building incremental, long-term value for HC2 and its shareholders,” said Philip Falcone, Chairman, President and Chief Executive Officer of HC2.
Pansend and Blossom Innovations founded R2 Dermatology in 2014. R2 Dermatology licensed IP and technology created by scientists R. Rox Anderson, M.D., Director of the Wellman Center of Photomedicine at Massachusetts General Hospital in Boston, a teaching affiliate of Harvard Medical School; Dieter Manstein, M.D., Ph.D., of the Cutaneous Biology Research Center in the Department of Dermatology at Massachusetts General Hospital; and Henry H.L. Chan, M.D., Ph.D., Honorary Clinical Professor, Department of Medicine, The University of Hong Kong and the Visiting Scientist of the Wellman Center for Photomedicine, Massachusetts General Hospital. Pansend is led by David A. Present M.D., Founder and General Partner, and Cherine Eldumiati Plumaker, Founder and General Partner.
About HC2
HC2 Holdings, Inc. is a publicly traded (NYSE:HCHC) diversified holding company, which seeks opportunities to acquire and grow businesses that can generate long-term sustainable free cash flow and attractive returns in order to maximize value for all stakeholders. HC2 has a diverse array of operating subsidiaries across eight reportable segments, including Construction, Marine Services, Energy, Life Sciences, Broadcasting, Insurance, Telecommunications, and Other. HC2’s largest operating subsidiaries include DBM Global Inc., a family of companies providing fully integrated structural and steel construction services, and Global Marine Systems Limited, a leading provider of engineering and underwater services on submarine cables. Founded in 1994, HC2 is headquartered in New York, New York. Learn more about HC2 and its portfolio companies at www.hc2.com.

Exhibit 99.1

About Pansend Life Sciences
Pansend Life Sciences, LLC is the life sciences subsidiary of HC2 Holdings, Inc., focused on the development of innovative healthcare technologies and products. Pansend’s portfolio companies include R2 Dermatology, which is developing medical devices for the treatment of aesthetic and medical skin conditions and has received FDA approval for its initial device; MediBeacon, whose proprietary platform technology is the foundation of its development of  a non-invasive real-time monitoring system for the evaluation of kidney function; Triple Ring, a leading edge research, engineering and development firm which specializes in regulated medical devices, in vitro diagnostics & life sciences tools as well as imaging, and industrial applications; and Genovel Orthopedics, which is developing novel partial and total knee replacements for the treatment of osteoarthritis of the knee.
In 2018, Pansend’s portfolio company BeneVir was acquired by Janssen Biotech, Inc. (Johnson & Johnson).
About R2 Dermatology
R2 Dermatology is a portfolio company within Pansend Life Sciences, Ltd., a subsidiary of HC2 Holdings, Inc. Located in San Ramon, California and founded in late 2014, R2 Dermatology is developing medical devices for the treatment of aesthetic and medical skin conditions, including a skin lightening and skin-tone evening product utilizing “cold technology”. R2 Dermatology has received market clearance from the U.S. Food and Drug Administration for its second generation device, the R2 Dermal Cooling System, a cryosurgical instrument intended for use in dermatologic procedures for the removal of benign lesions of the skin, based on exclusive licensing rights to a novel technology invented by Blossom Innovations and Massachusetts General Hospital, teaching affiliate of Harvard Medical School. Learn more about R2 Dermatology at www.r2derm.com.
Cautionary Statement Regarding Forward-Looking Statements
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This press release contains, and certain oral statements made by our representatives from time to time may contain, forward-looking statements. Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. The forward-looking statements in this press release include, without limitation, any statements regarding our expectations regarding building shareholder value and future cash flow and invested assets.  Such statements are based on the beliefs and assumptions of HC2's management and the management of HC2's subsidiaries and portfolio companies. The Company believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and the Company’s actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of important factors, both positive and negative, that may be revised or supplemented in subsequent statements and reports filed with the Securities and Exchange Commission (“SEC”), including in our reports on Forms 10-K, 10-Q, and 8-K.  Such important factors include, without limitation, issues related to the restatement of our financial statements; the fact that we have historically identified material weaknesses in our internal control over financial reporting, and any inability to remediate future material weaknesses; capital market conditions, including the ability of HC2 and HC2's subsidiaries to raise capital; the ability of HC2's subsidiaries and portfolio companies to generate sufficient net income and cash flows to make upstream cash distributions; volatility in the trading price of HC2 common stock; the ability of HC2 and its subsidiaries and portfolio companies to identify any suitable future acquisition or disposition opportunities; our ability to realize efficiencies, cost savings, income and margin improvements, growth, economies of scale and other anticipated benefits of strategic transactions; difficulties related to the integration of financial reporting of acquired or target businesses; difficulties completing pending and future acquisitions and dispositions; effects of litigation, indemnification claims, and other contingent liabilities; changes in regulations and tax laws; and risks that may affect the performance of the operating subsidiaries and portfolio companies of HC2.  Although HC2 believes its expectations and assumptions regarding its future operating performance are reasonable, there can be no assurance that the expectations reflected herein will be achieved.  These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the SEC, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release.

Exhibit 99.1

You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to HC2 or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and unless legally required, HC2 undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Contact:

Investor Relations
Garrett Edson
ir@hc2.com
(212) 235-2691